                                                   EXHIBIT 4.2
Form of Supplemental Indenture
(Mortgage) for General and Refunding
Mortgage Bonds (including Form
of Mortgage Bonds).



                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                         BANK ONE, NATIONAL ASSOCIATION
                               (1 Bank One Plaza
                         Chicago, Illinois 60670-0823)

                                                  AS TRUSTEE

                            ------------------------

                               FORM OF INDENTURE
                          Dated as of

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

   (A) GENERAL AND REFUNDING MORTGAGE BONDS,      SERIES  , DUE

                                      AND

                         (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*
                            ------------------------

                                                                        PAGE
                                                                        ---
PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     5
  Indenture to be Amended and Bonds to be 20  Series  ...............     6
  Further Assurance..................................................     6
  Authorization of Supplemental Indenture............................     6
  Consideration for Supplemental Indenture...........................     6

                                   PART I.
                                  CREATION OF
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                  20  SERIES
Sec. 1. Terms of Bonds of 20  Series  ...............................     7
Sec. 2. Redemption of Bonds of 20  Series  ..........................     8
        Exchange and transfer........................................     9
Sec. 3. Consent......................................................     9
Sec. 4. Form of Bonds of 20  Series  ................................    10
        Form of Trustee's Certificate................................    14

                                   PART II.
                          RECORDING AND FILING DATA
Recording and filing of Original Indenture...........................    15
Recording and filing of Supplemental Indentures......................    15
Recording of Certificates of Provision for Payment...................    19

                                  PART III.
                                 THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee...............    19

                                  PART IV.
                               MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act................    19
Execution in Counterparts............................................    19
Testimonium..........................................................    20
Execution............................................................    20
Acknowledgment of execution by Company...............................    20
Acknowledgment of execution by Trustee...............................    21
Affidavit as to consideration and good faith.........................    22

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

                                        1

PARTIES.             SUPPLEMENTAL INDENTURE, dated as of the     day of        , in the year
                                                              , between THE DETROIT EDISON

                     COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and Bank One, National Association, a trust company organized and existing under the laws of the State of Ohio, having its corporate trust office at 1 Bank One Plaza, in the City of
                     Chicago, the State of Illinois as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the
                     "Trustee"), party of the second part.

ORIGINAL             WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June
                     15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1,
                     1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991,
                     November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992,
                     July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992,
                     January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                     1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993,
                     March 1, 1994, June 15, 1994, August 15, 1995, December 1, 1994,
                     August 1, 1995, August 1, 1999, August 15, 1999 and January 1, 2000,
                     April 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August 15, 2001
                     and September 15, 2001 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the
                     Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF             WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE     WHEREAS, bonds in the principal amount of
ISSUED.              dollars ($     ) have
                     heretofore been issued under the indenture as follows, viz:


                             [Update As Necessary]

                          (1)  Bonds of Series A                 -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                 -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                 -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                 -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                 -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                 -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                 -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                 -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                 -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                 -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                 -- Principal Amount $40,000,000,

                                        2

                         (12)  Bonds of Series L                 -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                 -- Principal Amount $40,000,000,
                         (14)  Bonds of Series N                 -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                 -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                 -- Principal Amount $70,000,000,
                         (17)  Bonds of Series Q                 -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                 -- Principal Amount $50,000,000,
                         (19)  Bonds of Series AA                -- Principal Amount $100,000,000,
                         (20)  Bonds of Series BB                -- Principal Amount $50,000,000,
                         (21)  Bonds of Series CC                -- Principal Amount $50,000,000,
                         (22)  Bonds of Series UU                -- Principal Amount $100,000,000,
                      (23-31)  Bonds of Series DDP Nos. 1-9      -- Principal Amount $14,305,000,
                      (32-45)  Bonds of Series FFR Nos. 1-14     -- Principal Amount $45,600,000,
                      (46-67)  Bonds of Series GGP Nos. 1-22     -- Principal Amount $42,300,000,
                         (68)  Bonds of Series HH                -- Principal Amount $50,000,000,
                      (69-90)  Bonds of Series IIP Nos. 1-22     -- Principal Amount $3,750,000,
                      (91-98)  Bonds of Series JJP Nos. 1-8      -- Principal Amount $6,850,000,
                     (99-107)  Bonds of Series KKP Nos. 1-9      -- Principal Amount $34,890,000,
                    (108-122)  Bonds of Series LLP Nos. 1-15     -- Principal Amount $8,850,000,
                    (123-143)  Bonds of Series NNP Nos. 1-21     -- Principal Amount $47,950,000,
                    (144-161)  Bonds of Series OOP Nos. 1-18     -- Principal Amount $18,880,000,
                    (162-180)  Bonds of Series QQP Nos. 1-19     -- Principal Amount $13,650,000,
                    (181-195)  Bonds of Series TTP Nos. 1-15     -- Principal Amount $3,800,000,
                        (196)  Bonds of 1980 Series A            -- Principal Amount $50,000,000,
                    (197-221)  Bonds of 1980 Series CP Nos. 1-25 -- Principal Amount $35,000,000,
                    (222-232)  Bonds of 1980 Series DP Nos. 1-11 -- Principal Amount $10,750,000,
                    (233-248)  Bonds of 1981 Series AP Nos. 1-16 -- Principal Amount $124,000,000,
                        (249)  Bonds of 1985 Series A            -- Principal Amount $35,000,000,
                        (250)  Bonds of 1985 Series B            -- Principal Amount $50,000,000,
                        (251)  Bonds of Series PP                -- Principal Amount $70,000,000,
                        (252)  Bonds of Series RR                -- Principal Amount $70,000,000,
                        (253)  Bonds of Series EE                -- Principal Amount $50,000,000,
                    (254-255)  Bonds of Series MMP and MMP No. 2 -- Principal Amount $5,430,000,
                        (256)  Bonds of Series T                 -- Principal Amount $75,000,000,
                        (257)  Bonds of Series U                 -- Principal Amount $75,000,000,
                        (258)  Bonds of 1986 Series B            -- Principal Amount $100,000,000,
                        (259)  Bonds of 1987 Series D            -- Principal Amount $250,000,000,
                        (260)  Bonds of 1987 Series E            -- Principal Amount $150,000,000,
                        (261)  Bonds of 1987 Series C            -- Principal Amount $225,000,000,
                        (262)  Bonds of Series V                 -- Principal Amount $100,000,000,
                        (263)  Bonds of Series SS                -- Principal Amount $150,000,000,
                        (264)  Bonds of 1980 Series B            -- Principal Amount $100,000,000,
                        (265)  Bonds of 1986 Series C            -- Principal Amount $200,000,000,
                        (266)  Bonds of 1986 Series A            -- Principal Amount $200,000,000,
                        (267)  Bonds of 1987 Series B            -- Principal Amount $175,000,000,
                        (268)  Bonds of Series X                 -- Principal Amount $100,000,000,
                        (269)  Bonds of 1987 Series F            -- Principal Amount $200,000,000,
                        (270)  Bonds of 1987 Series A            -- Principal Amount $300,000,000,
                        (271)  Bonds of Series Y                 -- Principal Amount $60,000,000,
                        (272)  Bonds of Series Z                 -- Principal Amount $100,000,000,
                        (273)  Bonds of 1989 Series A            -- Principal Amount $300,000,000,
                        (274)  Bonds of 1984 Series AP           -- Principal Amount $2,400,000,
                        (275)  Bonds of 1984 Series BP           -- Principal Amount $7,750,000,
                        (276)  Bonds of Series R                 -- Principal Amount $100,000,000,
                        (277)  Bonds of Series S                 -- Principal Amount $150,000,000,
                        (278)  Bonds of 1993 Series D            -- Principal Amount $100,000,000,
                        (279)  Bonds of 1992 Series E            -- Principal Amount $50,000,000,
                        (280)  Bonds of 1993 Series B            -- Principal Amount $50,000,000,
                        (281)  Bonds of 1989 Series BP           -- Principal Amount $66,565,000,
                        (282)  Bonds of 1990 Series A            -- Principal Amount $194,649,000
                        (283)  Bonds of 1993 Series G            -- Principal Amount $225,000,000
                        (284)  Bonds of 1993 Series K            -- Principal Amount $160,000,000
                        (285)  Bonds of 1991 Series EP           -- Principal Amount $41,480,000
                        (286)  Bonds of 1993 Series H            -- Principal Amount $50,000,000
                        (287)  Bonds of 1999 Series D            -- Principal Amount $40,000,000
                        (288)  Bonds of 1991 Series FP           -- Principal Amount $98,375,000

                   all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (289-294) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                 (295) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred twenty-three million seven hundred eight thousand dollars ($123,708,000) principal amount have heretofore been retired and One hundred thirty-three million two hundred twenty-four thousand dollars
                 ($133,224,000) principal amount are outstanding at the date hereof;

                 (296) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars
                 ($85,475,000) of which Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount have heretofore been retired and Forty-one million twenty-eight thousand dollars ($41,028,000) principal amount are outstanding at the date hereof;

                 (297) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars
                 ($32,375,000), all of which are outstanding at the date hereof;

                 (298) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars
                 ($25,910,000), all of which are outstanding at the date hereof;

                 (299) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars
                 ($32,800,000), all of which are outstanding at the date hereof;

                 (300) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars
                 ($37,600,000), all of which are outstanding at the date hereof;

                 (301) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars
                 ($20,975,000), all of which are outstanding at the date hereof;

                 (302) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                 (303) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred sixty-six million four hundred ninety-five thousand dollars
                 ($166,495,000) principal amount have heretofore been retired and


                 One hundred thirty-three million five hundred five thousand ($133,505,000) principal amount are outstanding at the date hereof;

                 (304) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (305) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                 (306) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred fifty-five million eight hundred fifty thousand dollars ($155,850,000) principal amount have heretofore been retired and Sixty-nine million one hundred fifty-thousand dollars ($69,150,000) principal amount are outstanding at the date hereof;

                 (307) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred fifty-eight million one hundred twenty-five thousand dollars ($258,125,000) principal amount have heretofore been retired and One hundred forty-one million eight hundred seventy-five thousand dollars ($141,875,000) principal amount are outstanding at the date hereof;

                 (308) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                 (309) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred ninety-seven million three hundred ninety-five thousand dollars ($197,395,000) principal amount have heretofore been retired and One hundred two million six hundred five thousand dollars ($102,605,000) principal amount are outstanding at the date hereof;

                 (310) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                 (311) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                 (312) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                 (313) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                 (314) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars (100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (315) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                 (316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                 (317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                 (318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                 (319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                 (320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                 (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred twenty-three million eight hundred ninety-five thousand dollars ($123,895,000) principal amount have heretofore been retried and Seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date hereof;

                 (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof; and

                 (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                 (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

                 (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

                 (326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof; and

                 accordingly, the Company has issued and has presently outstanding ____________ aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR          WHEREAS, the Company desires to issue and sell a new series
CREATION OF      of bonds to be issued under the Indenture in the aggregate
NEW SERIES.      principal amount of up to    million dollars ($             )
                 to be authenticated and delivered pursuant to Section   of
                 Article     of the Indenture; and

                                        6

INDENTURE TO BE          WHEREAS, the Company desires by this Supplemental Indenture to agree
AMENDED AND BONDS    with the Trustee to amend the Indenture and to create such new series of
TO BE                bonds, to be designated "General and Refunding Mortgage Bonds, 20  Series
SERIES   .              "; and

FURTHER                  WHEREAS, the Original Indenture, by its terms, includes in the
ASSURANCE.           property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the
                     Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF         WHEREAS, the Company in the exercise of the powers and authority
SUPPLEMENTAL         conferred upon and reserved to it under and by virtue of the provisions of
INDENTURE.           the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                         WHEREAS, all conditions and requirements necessary to make this
                     Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR        NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
SUPPLEMENTAL         Company, in consideration of the premises and of the covenants contained
INDENTURE.           in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                        7


                                       PART I.
                              CREATION OF
                                   SERIES OF BONDS.
                        GENERAL AND REFUNDING MORTGAGE BONDS,
                                       20  SERIES

TERMS OF BONDS           SECTION 1. The Company hereby creates the
OF 20  SERIES  .                      series of bonds to be issued under and secured by the
                     Original Indenture as amended to date and as further amended by this
                     Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage
                     Bonds, 20  Series  " (elsewhere herein referred to as the "bonds of 20
                     Series  "). The aggregate principal amount of bonds of 20  Series  shall
                     be limited to                 million dollars ($             ), except as
                     provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                         The bonds of 20  Series  shall mature on              and shall be
                     issued as registered bonds without coupons in denominations of $1,000 and any multiple thereof, and shall bear interest, payable [semi-annually] on
                           and           of each year (commencing on                  ), at the
                     rate of                          per centum (   %) per annum [if variable
                     rate, insert variable rate provisions] until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of
                     20  Series  shall be payable at the office or agency of the Company in the
                     Borough of Manhattan, The City of New York, The State of New York in any
                     coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 20  Series  , whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                         Each bond of 20  Series  shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from
                     the           or       next preceding the date thereof to which interest
                     has been paid on bonds of 20  Series  , unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of
                     authentication is prior to              , in which case interest shall be
                     payable from                on the bond of 20  Series  originally
                     evidencing the debt represented thereby.

                         The bonds of 20  Series  in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 20
                     Series  ). Until bonds of 20  Series  in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 20
                     Series  in temporary form, as provided in Section 10 of Article II of the
                     Indenture. Temporary bonds of 20  Series  , if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 20  Series  , but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                         Interest on any bond of 20  Series  which is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which
                     regular record date shall be the           day of      or          as the
                     case may be (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 20  Series  ,

                                        8

                     such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 20
                     Series  issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 20  Series  issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 20  Series  not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                         [If bonds are to be used as collateral for other securities, insert collateral and related provisions]

REDEMPTION OF            SECTION 2. The bonds of 20  Series  shall be redeemable prior to
BONDS OF 20          stated maturity, at the election of the Company on any date prior to
SERIES  .            maturity, as a whole, or in part from time to time, by lot, at the following redemption prices (expressed as percentages of the principal amount thereof) plus in each case accrued interest to the date fixed for redemption:

                       IF REDEEMED                                    IF REDEEMED
                     DURING 12 MONTH           REDEMPTION           DURING 12 MONTH           REDEMPTION
                      PERIOD ENDING              PRICE               PERIOD ENDING              PRICE
                     ---------------           ----------           ---------------           ----------


                    provided, however, that prior to              no bonds
                    of 20 Series may be redeemed, directly or indirectly, from or in anticipation of the proceeds of any refunding operation involving borrowing, at an interest cost to the Company, computed in accordance with generally accepted
                    financial practice, of less than      % per annum.

                    The bonds of 20 Series shall be redeemable as aforesaid and except as otherwise provided herein, and as specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 20 Series so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 20 Series designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 20 Series (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 20 Series (or such portion) designated for redemption has been duly provided for. Bonds of 20 Series redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

                    If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 20 Series so to be redeemed) sufficient to redeem bonds of 20 Series in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 20 Series (or portions thereof) shall

                                        9

                     thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.
                     The bonds of 20  Series  [shall] [not] be entitled to or subject to any sinking fund.

EXCHANGE AND           At the option of the registered holder, any bonds of 20  Series  , upon
TRANSFER.            surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York,
                     together with a written instrument of transfer (if so required by the
                     Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 20  Series  of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 20  Series
                     shall be transferable at the office or agency of the Company in the
                     Borough of Manhattan, The City of New York, The State of New York. The
                     Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 20  Series  during any period of ten (10) days next preceding any interest payment date for such bonds.

                       Bonds of 20  Series  , in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.               SECTION 3. The holders of bonds of the 20  Series   consent that the
                     Company may, but shall not be obligated to, fix a record date for the
                     purpose of determining the holders of bonds of 20  Series   entitled to
                     consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                                       10

FORM OF              SECTION 4. The bonds of 20  Series  and the form of Trustee's Certificate
BONDS OF             to be endorsed on such bonds shall be substantially in the following
20  SERIES  .        forms, respectively:

                                     [FORM OF FACE OF BOND]

                                  THE DETROIT EDISON COMPANY
                              GENERAL AND REFUNDING MORTGAGE BOND
                                    20  Series  ,[   %] due
                     [$             IF REGISTERED                 No.

                        THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises
                     to pay to                     or registered assigns, at its office or
                     agency in the Borough of Manhattan, The City and State of New York, the
                     principal sum of           in lawful money of the United States of America
                     on the     day of            , and to pay interest thereon at the rate
                     specified in the title hereof, at such office or agency, in like lawful
                     money, from                , and after the first interest payment on bonds
                     of this Series has been made or otherwise provided for, from the most recent date to which such interest has been paid, [semi-annually] on the
                         day of     and         in each year (commencing on                  ),
                     to the person in whose name this bond is registered at the close of
                     business on the          day of the preceding      or            (subject
                     to certain exceptions provided in the Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.]

                     [$                      IF BOOK-ENTRY           No.

                       Unless and until this Bond is exchanged in whole or in part for certified
                     Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its
                     successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
                     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                       This Bond may be exchanged for certificated Bonds registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.]
                     Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       [If bonds are to be used as collateral for other securities, insert collateral and related provisions]

                       This bond shall not be valid or become obligatory for any purpose until
                     First Chicago Trust Company of New York, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

         Dated:                         THE DETROIT EDISON COMPANY

                                        By
                                           ----------------------------
                                              Chairman of the Board

                                           ----------------------------
                                              Vice President
         [SEAL]                                and Treasurer

         Attest:

                 -----------------------------------------------
                 Secretary

                               [FORM OF REVERSE OF BOND]

                This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 20
         Series   (elsewhere herein referred to as the "bonds of 20 Series  "), limited to an aggregate principal amount of $ , except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bank One, National Association, a trust company of the State of Ohio, as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of ) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
         Supplemental Indenture dated as of                 , are hereinafter
         collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or alted in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.


                                          If Book-Entry

                [The holder of this bond of 20  Series   hereby consents that
         the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of this series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.]

                This bond is redeemable on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holder of this bond at his last address appearing on the register thereof, in the manner and upon the terms provided in the Indenture, at the election of the Company on any date as a whole or in part by lot, from time to time, at the following redemption prices (expressed as percentages of the principal amount hereof) plus in each case accrued interest to the date fixed for redemption:

                       IF REDEEMED                                    IF REDEEMED
                     DURING 12 MONTH           REDEMPTION           DURING 12 MONTH           REDEMPTION
                      PERIOD ENDING              PRICE               PERIOD ENDING              PRICE
                     ---------------           ----------           ---------------           ----------

         provided, however, that prior to             , no bonds of 20
         Series may be redeemed, directly or indirectly, from the proceeds or in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally
         accepted financial practice, of less than      % per annum.

           Under the Indenture, funds may be deposited with the Trustee
         (which shall have become available for payment), in advance of the redemption date of any of the bonds of 20 Series (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

           The bonds of 20 Series , including this bond, [shall] [not] be entitled or subject to a sinking fund.

           In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions, provided in the Indenture.

           This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

           No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                     expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                 [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF              This bond is one of the bonds, of the series designated therein, described
TRUSTEE'S            in the within-mentioned Indenture.
CERTIFICATE.

                                               BANK ONE, NATIONAL ASSOCIATION
                                                                      as Trustee

                                               By ..............................
                                                  Authorized Officer

                                       15

                                             PART II.
                                    RECORDING AND FILING DATA
RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL   recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.           recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                     Deeds of certain counties in the State of Michigan as set forth in the
                     Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                     County, Michigan as set forth in the Supplemental Indenture dated as of
                     May 1, 1974, has been filed in the Office of the Secretary of State of
                     Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF            indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL         as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.          financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of
                     State of Michigan and the Office of the Interstate Commerce Commission, as
                     set forth in supplemental indentures as follows:

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    June 1, 1925(a)(b)................  Series B Bonds             February 1, 1940
                    August 1, 1927(a)(b)..............  Series C Bonds             February 1, 1940
                    February 1, 1931(a)(b)............  Series D Bonds             February 1, 1940
                    June 1, 1931(a)(b)................  Subject Properties         February 1, 1940
                    October 1, 1932(a)(b).............  Series E Bonds             February 1, 1940
                    September 25, 1935(a)(b)..........  Series F Bonds             February 1, 1940
                    September 1, 1936(a)(b)...........  Series G Bonds             February 1, 1940
                    November 1, 1936(a)(b)............  Subject Properties         February 1, 1940
                    February 1, 1940(a)(b)............  Subject Properties         September 1, 1947
                    December 1, 1940(a)(b)............  Series H Bonds and         September 1, 1947
                                                          Additional Provisions
                    September 1, 1947(a)(b)(c)........  Series I Bonds,            November 15, 1951
                                                          Subject Properties and
                                                          Additional Provisions
                    March 1, 1950(a)(b)(c)............  Series J Bonds             November 15, 1951
                                                          and Additional
                                                          Provisions
                    November 15, 1951(a)(b)(c)........  Series K Bonds             January 15, 1953
                                                          Additional Provisions
                                                          and Subject Properties
                    January 15, 1953(a)(b)............  Series L Bonds             May 1, 1953
                    May 1, 1953(a)....................  Series M Bonds             March 15, 1954
                                                          and Subject Properties
                    March 15, 1954(a)(c)..............  Series N Bonds             May 15, 1955
                                                          and Subject Properties
                    May 15, 1955(a)(c)................  Series O Bonds             August 15, 1957
                                                          and Subject Properties
                    August 15, 1957(a)(c).............  Series P Bonds             June 1, 1959
                                                          Additional Provisions
                                                          and Subject Properties
                    June 1, 1959(a)(c)................  Series Q Bonds             December 1, 1966
                                                          and Subject Properties
                    December 1, 1966(a)(c)............  Series R Bonds             October 1, 1968
                                                          Additional Provisions
                                                          and Subject Properties
                    October 1, 1968(a)(c).............  Series S Bonds             December 1, 1969
                                                          and Subject Properties

                                        16

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    December 1, 1969(a)(c)............  Series T Bonds             July 1, 1970
                                                          and Subject Properties
                    July 1, 1970(c)...................  Series U Bonds             December 15, 1970
                                                          and Subject Properties
                    December 15, 1970(c)..............  Series V and               June 15, 1971
                                                          Series W Bonds
                    June 15, 1971(c)..................  Series X Bonds             November 15, 1971
                                                          and Subject Properties
                    November 15, 1971(c)..............  Series Y Bonds             January 15, 1973
                                                          and Subject Properties
                    January 15, 1973(c)...............  Series Z Bonds             May 1, 1974
                                                          and Subject Properties
                    May 1, 1974.......................  Series AA Bonds            October 1, 1974
                                                          and Subject Properties
                    October 1, 1974...................  Series BB Bonds            January 15, 1975
                                                          and Subject Properties
                    January 15, 1975..................  Series CC Bonds            November 1, 1975
                                                          and Subject Properties
                    November 1, 1975..................  Series DDP Nos. 1-9        December 15, 1975
                                                          Bonds and Subject
                                                          Properties
                    December 15, 1975.................  Series EE Bonds            February 1, 1976
                                                          and Subject Properties
                    February 1, 1976..................  Series FFR Nos. 1-13       June 15, 1976
                                                          Bonds
                    June 15, 1976.....................  Series GGP Nos. 1-7        July 15, 1976
                                                          Bonds and Subject
                                                          Properties
                    July 15, 1976.....................  Series HH Bonds            February 15, 1977
                                                          and Subject Properties
                    February 15, 1977.................  Series MMP Bonds and       March 1, 1977
                                                          Subject Properties
                    March 1, 1977.....................  Series IIP Nos. 1-7        June 15, 1977
                                                          Bonds, Series JJP Nos.
                                                          1-7 Bonds, Series KKP
                                                          Nos. 1-7 Bonds and
                                                          Series LLP Nos. 1-7
                                                          Bonds
                    June 15, 1977.....................  Series FFR No. 14 Bonds    July 1, 1977
                                                          and Subject Properties
                    July 1, 1977......................  Series NNP Nos. 1-7        October 1, 1977
                                                          Bonds and Subject
                                                          Properties
                    October 1, 1977...................  Series GGP Nos. 8-22       June 1, 1978
                                                          Bonds and Series OOP
                                                          Nos. 1-17 Bonds and
                                                          Subject Properties
                    June 1, 1978......................  Series PP Bonds,           October 15, 1978
                                                          Series QQP Nos. 1-9
                                                          Bonds and Subject
                                                          Properties
                    October 15, 1978..................  Series RR Bonds            March 15, 1979
                                                          and Subject Properties
                    March 15, 1979....................  Series SS Bonds            July 1, 1979
                                                          and Subject Properties

                                       17

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    July 1, 1979......................  Series IIP Nos. 8-22       September 1, 1979
                                                          Bonds, Series NNP Nos.
                                                          8-21 Bonds and Series
                                                          TTP Nos. 1-15 Bonds
                                                          and Subject Properties
                    September 1, 1979.................  Series JJP No. 8 Bonds,    September 15, 1979
                                                          Series KKP No. 8
                                                          Bonds, Series LLP Nos.
                                                          8-15 Bonds, Series MMP
                                                          No. 2 Bonds and Series
                                                          OOP No. 18 Bonds and
                                                          Subject Properties
                    September 15, 1979................  Series UU Bonds            January 1, 1980
                    January 1, 1980...................  1980 Series A Bonds and    April 1, 1980
                                                          Subject Properties
                    April 1, 1980.....................  1980 Series B Bonds        August 15, 1980
                    August 15, 1980...................  Series QQP Nos. 10-19      August 1, 1981
                                                          Bonds, 1980 Series CP
                                                          Nos. 1-12 Bonds and
                                                          1980 Series DP No.
                                                          1-11 Bonds and Subject
                                                          Properties
                    August 1, 1981....................  1980 Series CP Nos.        November 1, 1981
                                                          13-25 Bonds and
                                                          Subject Properties
                    November 1, 1981..................  1981 Series AP Nos. 1-12   June 30, 1982
                                                          Bonds
                    June 30, 1982.....................  Article XIV                August 15, 1982
                                                          Reconfirmation
                    August 15, 1982...................  1981 Series AP Nos.        June 1, 1983
                                                          13-14 and Subject
                                                          Properties
                    June 1, 1983......................  1981 Series AP Nos.        October 1, 1984
                                                          15-16 and Subject
                                                          Properties
                    October 1, 1984...................  1984 Series AP and 1984    May 1, 1985
                                                          Series BP Bonds and
                                                          Subject Properties
                    May 1, 1985.......................  1985 Series A Bonds        May 15, 1985
                    May 15, 1985......................  1985 Series B Bonds and    October 15, 1985
                                                          Subject Properties
                    October 15, 1985..................  Series KKP No. 9 Bonds     April 1, 1986
                                                          and Subject Properties

                                       18

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                        Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                        Subject Properties
                    November 30, 1986.................  1986 Series C              January 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989
                    December 1, 1989..................  Series KKP No. 11 and      February 15, 1990
                                                          1989 Series BP
                    February 15, 1990.................  1990 Series A, 1990        November 1, 1990
                                                          Series B, 1990 Series
                                                          C, 1990 Series D, 1990
                                                          Series E and 1990
                                                          Series F
                    November 1, 1990..................  Series KKP No. 12          April 1, 1991
                    April 1, 1991.....................  1991 Series AP             May 1, 1991
                    May 1, 1991.......................  1991 Series BP and 1991    May 15, 1991
                                                          Series CP
                    May 15, 1991......................  1991 Series DP             September 1, 1991
                    September 1, 1991.................  1991 Series EP             November 1, 1991
                    November 1, 1991..................  1991 Series FP             January 15, 1992
                    January 15, 1992..................  1992 Series BP             February 29, 1992
                                                                                   and April 15, 1992
                    February 29, 1992.................  1992 Series AP             April 15, 1992
                    April 15, 1992....................  Series KKP No. 13          July 15, 1992
                    July 15, 1992.....................  1992 Series CP             November 30, 1992
                    July 31, 1992.....................  1992 Series D              November 30, 1992
                    November 30, 1992.................  1992 Series E and 1993     March 15, 1993
                                                          Series D
                    December 15, 1992.................  Series KKP No. 14 and      March 15, 1992
                                                          1989 Series BP No. 2
                    January 1, 1993...................  1993 Series C              April 1, 1993
                    March 1, 1993.....................  1993 Series E              June 30, 1993
                    March 15, 1993....................  1993 Series D              September 15, 1993
                    April 1, 1993.....................  1993 Series FP and 1993    September 15, 1993
                                                          Series IP
                    April 26, 1993....................  1993 Series G and          September 15, 1993
                                                          Amendment of Article
                                                          II, Section 5
                    May 31, 1993......................  1993 Series J              September 15, 1993
                    September 15, 1993................  1993 Series K              March 1, 1994
                    March 1, 1994.....................  1994 Series AP             June 15, 1994
                    June 15, 1994.....................  1994 Series BP             December 1, 1994
                    August 15, 1994...................  1994 Series C              December 1, 1994
                    December 1, 1994..................  Series KKP No. 15 and      August 1, 1995
                                                         1994 Series DP
                    August 1, 1995....................  1995 Series A Bond         August 1, 1999
                                                         1995 Series DP
                    March 15, 2001....................  2001 Series AP               [       ]


                          [Update As Necessary]
                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                                       19

RECORDING OF             All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
FOR PAYMENT.         1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP
                     Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                     1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981
                     Series AP Nos. 1-16, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR,
                     EE, MMP and MMP No. 2 which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                     October 1, 1932, September 25, 1935, September 1, 1936, December 1, 1940,
                     September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953, March
                     15, 1954, May 15, 1955, August 15, 1957, December 15, 1970, November 15,
                     1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975,
                     November 1, 1975, February 1, 1976, June 15, 1976, July 15, 1976, October
                     1, 1977, March 1, 1977, July 1, 1979, March 1, 1977, March 1, 1977, March
                     1, 1977, September 1, 1979, July 1, 1977, July 1, 1979, September 15,
                     1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                     January 1, 1980, August 15, 1980, November 1, 1981, May 1, 1985, May 15,
                     1985, January 31, 1987, June 1, 1978, October 15, 1978, December 15, 1975,
                     February 15, 1977, and September 1, 1979 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and
                     Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of
                     Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K,
                     L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP
                     No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                            PART III.
                                          THE TRUSTEE.
TERMS AND                The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:
                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                                  PART IV.
                                               MISCELLANEOUS.
CONFIRMATION OF          Except to the extent specifically provided therein, no provision of
SECTION 318(C) OF    this supplemental indenture or any future supplemental indenture is
TRUST INDENTURE      intended to modify, and the parties do hereby adopt and confirm, the
ACT                  provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15,
                     1990.

EXECUTION IN             THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY
COUNTERPARTS.        NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO
                     BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                     AND THE SAME INSTRUMENT.

                                       20

TESTIMONIUM.             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANK ONE, NATIONAL
                     ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE
                     CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS,
                     VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT
                     TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED
                     BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE
                     DAY AND YEAR FIRST ABOVE WRITTEN.

                                            THE DETROIT EDISON COMPANY,
                    (Corporate Seal)        By
                                                ------------------------
                                                Name:
                                                Title:

EXECUTION.          Attest:

                    --------------------
                    Name:
                    Assistant Corporate Secretary

                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of

                    ----------------------
                    Name:

                    ---------------------
                    Name:




                    STATE OF MICHIGAN
                                        SS.:
                    COUNTY OF WAYNE
ACKNOWLEDGMENT       On this     day of            , before me, the subscriber, a Notary Public
OF EXECUTION         within and for the County of Wayne, in the State of Michigan, personally
BY COMPANY.          appeared          , to me personally known, who, being by me duly
                     sworn, did say that he does business at 2000 Second Avenue, Detroit,
                     Michigan 48226 and is the               of THE DETROIT EDISON
                     COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said acknowledged said instrument to be the free act and deed of said corporation.

                                          ----------------------
                     (Notarial Seal)             , Notary Public
                                          Wayne County, MI
                                          My Commission Expires

                                            BANK ONE, NATIONAL ASSOCIATION
                    (Corporate Seal)        By
                                                -------------------
                                                Name:
                                                Title:
                    Attest:

                    ----------------
                    Name:
                    Title:

                    Signed, sealed and delivered by

                    BANK ONE, NATIONAL ASSOCIATION, in the
                    presence of

                    -----------------------
                    Name:

                    --------------------
                    Name:



                             STATE OF NEW YORK
                                                 SS.:
                             COUNTY OF NEW YORK

ACKNOWLEDGMENT       On this      day of            , before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of New York, in the State of New York,
BY TRUSTEE.          personally appeared            , to me personally known, who, being by me
                     duly sworn, did say that his business office is located at 1 Bank One
                     Plaza, Chicago, Illinois, 60670-0823, and he is Vice President of Bank
                     One, National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                     Directors and that he subscribed his name thereto by like authority; and
                     said           acknowledged said instrument to be the free act and deed of said corporation.

                     (Notarial Seal)
                                                --------------------

                                                Notary Public,
                                                No.
                                                Qualified in
                                                Commission Expires

STATE OF MICHIGAN
COUNTY OF WAYNE              SS.:



AFFIDAVIT AS TO                  , being duly sworn, says: that he is the
CONSIDERATION        of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing
AND GOOD FAITH.      instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                               --------------
                                                               Name
                      Sworn to before me this     day of


                          -------------------------
                                    , Notary Public
                               Wayne County, MI
                       My Commission Expires
                               (Notarial Seal)

                      This instrument was drafted by